UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2012

Annual

Repor t

Legg Mason

Capital Management

Disciplined Equity

Research Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Disciplined Equity Research Fund

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Capital Management Disciplined Equity Research Fund for the twelve-month reporting period ended October 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

The Fund’s Board of Trustees has determined that it is in the best interests of the Fund and its shareholders to terminate the Fund. The Fund is expected to cease operations on or about December 21, 2012. Before that date, at the discretion of the Fund’s portfolio management, in preparation for the termination of the Fund, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective.

Shares of the Fund are closed to purchases and incoming exchanges, except for the reinvestment of dividends and distributions, if any, and except that current shareholders who invest in the Fund through a systematic investment plan or payroll deduction will be permitted to purchase additional shares for a limited period of time in order to permit them to select an investment alternative.

Fund shareholders who elect to redeem their shares prior to the completion of the termination will be redeemed in the ordinary course at the Fund’s net asset value per share. Each shareholder who remains in the Fund will receive a liquidating distribution equal to the aggregate net asset value of the shares of the Fund that such shareholder then holds.

The liquidation of the Fund will result in one or more taxable events for shareholders subject to the federal income tax. Fund shareholders were previously provided with additional information relating to the liquidation, including possible tax consequences to shareholders.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/

Legg Mason Capital Management Disciplined Equity Research Fund	III

individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman and President

November 30, 2012

Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. The Fund normally invests primarily in securities that, in our opinion, offer the potential for capital growth. The Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. We utilize a long-term, fundamental, valuation-based investment process to make investment decisions for the Fund. Through a disciplined application of this research-intensive process, we will seek to generate returns for the Fund in excess of the Russell 1000 Indexi by purchasing securities at large discounts to our assessment of their intrinsic value. While it is expected that the majority of the Fund’s assets will be invested in equity securities issued by companies in the Russell 1000 Index, the Fund may invest in securities issued by companies of any size and by foreign companies. The Fund may also invest up to 20% of its total assets in long-term debt securities.

Our investment research analysts have direct responsibility for selecting securities for the Fund. The analysts are assigned to one or more teams that are responsible for particular sectors of the market. The Fund’s portfolio is divided into segments each managed by an analyst team. Each analyst team determines how its respective segment will be invested and chooses investments for the Fund from the market sectors that the team covers. It is expected that, under normal circumstances, the Fund will have broad exposure to a variety of market sectors. Investment decisions by any particular analyst team are subject to the Fund’s investment objectives, policies and restrictions and the oversight of the team leader. Our Director of Research is responsible for overseeing the Fund’s investment program and for allocating Fund assets among the analyst teams in order to obtain broad exposure to a variety of market sectors.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equities extended 2011’s fourth quarter rally into the first quarter of this year, reacting to improving domestic economic data, strong corporate earnings and increasingly positive headlines from Europe, which indicated a mitigating debt crisis. The European Union (“EU”), the European Central Bank (“ECB”), and other central banks continued to buy the additional time needed for European banks to deleverage and take losses in an orderly fashion. As a result, volatility plummeted and median three-month correlations of S&P 500 stocks to the S&P 500 Indexii posted a record collapse, close to the long-term average. Stocks subsequently cooled their torrid pace set during the first quarter as non-farm payrolls missed consensus estimates by wide margins and reports out of China pointed to slowing economic growth out of the world’s second largest economy. Additionally, reports postulating Greece’s exit from the euro currency swirled during the second quarter, but the Greek population ultimately decided to elect the pro-bailout and pro-euro New Democracy party. As conditions deteriorated, heads of state and central banks stood ready to implement policy changes and provide further easing. In the U.S., the Federal Reserve Board (“Fed”)iii added $267 billion to “Operation Twist” and extended the program through the end of 2012 due to slowing consumer spending and employment growth. Spain also announced a $24 billion bailout for troubled lender Bankia, effectively nationalizing Spain’s third largest banking institution. Finally, during the late June EU summit, leaders decided to speed the creation of a singular regulatory body for banks and bolstered support for the European System of Financial Supervisors (“ESFS”) and European Stability Mechanism (“ESM”), EU bailout funds. Equities recovered in the third quarter largely due to additional central bank stim-

2	Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report

Fund overview (cont’d)

ulus and improving economic data. After the Fed’s chairman Ben Bernanke described the unemployment problem in the U.S. as a “grave concern,” the Federal Open Markets Committee (“FOMC”)iv announced a third round of asset purchases, colloquially known as quantitative easing (“QE3”) which aimed to purchase $40 billion of mortgage-backed securities each month with no stated termination date and extend “Operation Twist.” Across the Atlantic, the ECB’s president Mario Draghi bolstered markets after promising “whatever it takes to preserve the euro,” beginning with plans to purchase eurozone government bonds with no purchase limits. Many domestic economic indicators also picked up during the quarter, including a drop in the unemployment rate, rising housing starts and an expansion in manufacturing output. However, stocks trimmed their year-to-date gains in October as investors shifted attention to the November presidential election.

Q. How did we respond to these changing conditions?

A. Coming into the reporting period, the market reacted strongly to shaky confidence in the U.S. government and the European banking system, which drove correlations to concerning highs. Since then, correlations have dropped and equities seem to react more to fundamentals, such as earnings, company-specific news or long-term trends like the housing recovery. This provided the opportunity to position the Fund to capture upside at attractive valuations in a shifting environment.

Performance review

For the twelve months ended October 31, 2012, Class I shares of Legg Mason Capital Management Disciplined Equity Research Fund returned 9.67%. The Fund’s unmanaged benchmark, the Russell 1000 Index, returned 14.97% for the same period. The Lipper Multi-Cap Core Funds Category Average1 returned 11.14% over the same time frame.

Performance Snapshot as of October 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Capital Management Disciplined Equity Research Fund:
Class A	-1.91%	9.40%
Class C	-2.23%	8.65%
Class I	-1.75%	9.67%
Russell 1000 Index	1.85%	14.97%
Lipper Multi-Cap Core Funds Category Average[1]	0.35%	11.14%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 804 funds for the six-month period and among the 784 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report	3

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 29, 2012, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 9.80%, 11.26% and 9.46%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class A shares, 2.05% for Class C shares and 1.05% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Shares of eBay contributed to performance following three consecutive quarters of topping consensus earnings and revenues. The online-auction company also made strides in expanding its offline products after teaming with Discover Financial to offer PayPal to physical merchants.

Biotechnology company Vertex outperformed after reporting positive Phase II study results on its combination cystic fibrosis drugs. The results were highly compelling, increasing the chance that the combination drug would eventually receive approval and boost Vertex’s cystic fibrosis franchise’s sales. In addition, the company has several value drivers that have not yet played out, such as the oral Rheumatoid Arthritis program and an influenza drug in early development.

Scripps Networks contributed to performance after posting consistently strong quarters amid a generally tough year for television content providers. Scripps demonstrated shareholder-friendly capital allocation policies after reloading with another $1 billion stock repurchase authorization, giving shares an attractive double-digit owner’s yield.

Q. What were the leading detractors from performance?

A. The volatile post-IPO performance of Groupon continued through the year as the company hit several road bumps during its torrid growth, leading some investors to question the company’s long-term business model. We continue to believe the company’s business model is misunderstood by the market and the company provides significant upside potential for patient, long-term investors.

Marvell Technology detracted from performance after several earnings misses and high-turnover at the CFO position. Though the company has become a repeat underperformer, the stock price embeds substantial deterioration, which we find unwarranted considering the company’s long-term growth opportunities and top-notch capital allocation.

Greendot underperformed following drastic downward guidance revision and the entrance of American Express into the prepaid card market. During the third quarter, management lowered revenue, earnings and EBITDAv guidance. In the fourth quarter, American Express announced a prepaid card partnership with Wal-Mart, which will directly compete with Greendot’s core business.

4	Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report

Fund overview (cont’d)

Q. Were there any significant changes to the Fund during the reporting period?

A. We initiated 46 new positions during the year and eliminated 43 positions. At the end of the period, the number of holdings in the Fund was 96, up from 93 a year ago; additionally, the top 10 positions accounted for 23% at the end of this year, versus 20% last year.

Thank you for your investment in Legg Mason Capital Management Disciplined Equity Research Fund. As always, we appreciate that you have chosen us to manage your assets.

Sincerely,

Legg Mason Capital Management, LLC

November 20, 2012

RISKS: Equity securities are subject to price fluctuation. Fixed-income securities involve interest-rate, credit, inflation and reinvestment risks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The Fund’s investment strategy may subject it to additional risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2012 were: Apple Inc. (3.8%), Exxon Mobil Corp. (3.0%), JPMorgan Chase & Co. (2.5%), Johnson & Johnson (2.2%), Lowe’s Cos. Inc. (2.2%), Berkshire Hathaway Inc., Class B Shares (2.2%), Unilever NV (2.2%), Chevron Corp. (2.0%), United Technologies Corp. (1.7%) and Dollar General Corp. (1.7%). Please refer to pages 10 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2012 were: Information Technology (20.6%), Financials ( 15.5%), Health Care (13.3%), Consumer Discretionary (13.0%) and Industrials (12.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report	5

[i]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Federal Open Market Committee ("FOMC") is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization.

6	Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2012 and October 31, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2012 and held for the six months ended October 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.91%	$1,000.00	$980.90	1.30%	$6.47	Class A	5.00%	$1,000.00	$1,018.60	1.30%	$6.60
Class C	-2.23	1,000.00	977.70	2.05	10.19	Class C	5.00	1,000.00	1,014.83	2.05	10.38
Class I	-1.75	1,000.00	982.50	1.05	5.23	Class I	5.00	1,000.00	1,019.86	1.05	5.33

[1]	For the six months ended October 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 10/31/12	9.40%	8.65%	9.67%
Inception* through 10/31/2012	4.39	3.64	11.73

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 10/31/12	3.08%	7.65%	9.67%
Inception* through 10/31/12	1.31	3.64	11.73

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 11/12/10 through 10/31/12)	8.83%
Class C (Inception date of 11/12/10 through 10/31/12)	7.30
Class I (Inception date of 6/30/10 through 10/31/12)	29.61

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C and I shares are November 12, 2010, November 12, 2010 and June 30, 2010, respectively.

Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class I Shares of Legg Mason Capital Management Disciplined Equity Research Fund vs. Russell 1000 Index† — June 30, 2010 - October 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Legg Mason Capital Management Disciplined Equity Research Fund on June 30, 2010 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2012. The hypothetical illustration also assumes a $1,000,000 investment, in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report

Schedule of investments

October 31, 2012

Legg Mason Capital Management Disciplined Equity Research Fund

Security	Shares	Value
Common Stocks — 98.5%
Consumer Discretionary — 13.0%
Auto Components — 1.6%
Allison Transmission Holdings Inc.	1,041	$21,018
Autoliv Inc.	363	20,909
Total Auto Components		41,927
Hotels, Restaurants & Leisure — 3.3%
Bwin.Party Digital Entertainment PLC	5,379	10,408
Ctrip.com International Ltd., ADR	1,252	25,052	*
Las Vegas Sands Corp.	236	10,960
McDonald’s Corp.	461	40,015
Total Hotels, Restaurants & Leisure		86,435
Internet & Catalog Retail — 1.1%
Amazon.com Inc.	87	20,256	*
Groupon Inc.	1,894	7,803	*
Total Internet & Catalog Retail		28,059
Media — 2.7%
Scripps Networks Interactive, Class A Shares	451	27,384
Viacom Inc., Class B Shares	803	41,170
Total Media		68,554
Multiline Retail — 1.7%
Dollar General Corp.	877	42,640	*
Specialty Retail — 2.6%
Lowe’s Cos. Inc.	1,776	57,507
TJX Cos. Inc.	242	10,074
Total Specialty Retail		67,581
Total Consumer Discretionary		335,196
Consumer Staples — 7.4%
Beverages — 2.2%
Dr. Pepper Snapple Group Inc.	756	32,395
PepsiCo Inc.	344	23,818
Total Beverages		56,213
Food Products — 2.2%
Unilever NV	1,515	55,586
Household Products — 3.0%
Colgate-Palmolive Co.	405	42,509
Energizer Holdings Inc.	493	35,974
Total Household Products		78,483
Total Consumer Staples		190,282

See Notes to Financial Statements.

Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report	11

Legg Mason Capital Management Disciplined Equity Research Fund

Security	Shares	Value
Energy — 10.8%
Energy Equipment & Services — 2.2%
C&J Energy Services Inc.	794	$15,388	*
Schlumberger Ltd.	379	26,352
Transocean Ltd.	318	14,529
Total Energy Equipment & Services		56,269
Oil, Gas & Consumable Fuels — 8.6%
Chevron Corp.	460	50,697
CONSOL Energy Inc.	490	17,228
Devon Energy Corp.	270	15,717
Exxon Mobil Corp.	853	77,768
Occidental Petroleum Corp.	323	25,504
Southwestern Energy Co.	564	19,571	*
Valero Energy Corp.	540	15,714
Total Oil, Gas & Consumable Fuels		222,199
Total Energy		278,468
Financials — 15.5%
Capital Markets — 5.1%
Ares Capital Corp.	1,081	18,874
BlackRock Inc.	171	32,435
Blackstone Group LP	1,258	19,323
Ellington Financial LLC	750	16,770
State Street Corp.	499	22,241
TD Ameritrade Holding Corp.	1,457	22,860
Total Capital Markets		132,503
Commercial Banks — 1.2%
Fifth Third Bancorp	2,113	30,702
Consumer Finance — 0.4%
Green Dot Corp., Class A Shares	960	9,782	*
Diversified Financial Services — 3.7%
Citigroup Inc.	891	33,314
JPMorgan Chase & Co.	1,522	63,437
Total Diversified Financial Services		96,751
Insurance — 3.9%
Berkshire Hathaway Inc., Class B Shares	646	55,782	*
Hartford Financial Services Group Inc.	1,007	21,862
MetLife Inc.	663	23,530
Total Insurance		101,174

See Notes to Financial Statements.

12	Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Legg Mason Capital Management Disciplined Equity Research Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 0.6%
Annaly Capital Management Inc.	969	$15,640
Real Estate Management & Development — 0.6%
Realogy Holdings Corp.	400	14,216	*
Total Financials		400,768
Health Care — 13.3%
Biotechnology — 2.7%
Celgene Corp.	426	31,234	*
Myriad Genetics Inc.	859	22,480	*
Vertex Pharmaceuticals Inc.	335	16,161	*
Total Biotechnology		69,875
Health Care Equipment & Supplies — 2.0%
Haemonetics Corp.	189	15,441	*
Medtronic Inc.	887	36,882
Total Health Care Equipment & Supplies		52,323
Health Care Providers & Services — 2.0%
Centene Corp.	315	11,964	*
Laboratory Corporation of America Holdings	248	21,013	*
UnitedHealth Group Inc.	337	18,872
Total Health Care Providers & Services		51,849
Life Sciences Tools & Services — 0.8%
Agilent Technologies Inc.	554	19,938
Pharmaceuticals — 5.8%
Forest Laboratories Inc.	632	21,305	*
GlaxoSmithKline PLC, ADR	630	28,287
Impax Laboratories Inc.	871	18,509	*
Johnson & Johnson	813	57,576
Sanofi, ADR	519	22,758
Total Pharmaceuticals		148,435
Total Health Care		342,420
Industrials — 12.9%
Aerospace & Defense — 0.9%
Lockheed Martin Corp.	252	23,605
Airlines — 0.7%
Southwest Airlines Co.	2,108	18,592
Electrical Equipment — 1.0%
Emerson Electric Co.	541	26,201
Industrial Conglomerates — 3.8%
3M Co.	388	33,989

See Notes to Financial Statements.

Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report	13

Legg Mason Capital Management Disciplined Equity Research Fund

Security	Shares	Value
Industrial Conglomerates — continued
McDermott International Inc.	1,914	$20,499	*
United Technologies Corp.	548	42,831
Total Industrial Conglomerates		97,319
Machinery — 4.3%
Gardner Denver Inc.	372	25,791
PACCAR Inc.	551	23,880
Parker Hannifin Corp.	309	24,306
Stanley Black & Decker Inc.	544	37,699
Total Machinery		111,676
Road & Rail — 2.2%
Norfolk Southern Corp.	391	23,988
Old Dominion Freight Line Inc.	974	32,668	*
Total Road & Rail		56,656
Total Industrials		334,049
Information Technology — 20.6%
Communications Equipment — 1.8%
Cisco Systems Inc.	1,309	22,436
QUALCOMM Inc.	389	22,786
Total Communications Equipment		45,222
Computers & Peripherals — 5.0%
Apple Inc.	167	99,382
EMC Corp.	1,253	30,598	*
Total Computers & Peripherals		129,980
Internet Software & Services — 3.8%
Active Network Inc.	1,824	16,161	*
eBay Inc.	676	32,644	*
Rackspace Hosting Inc.	461	29,361	*
SINA Corp.	169	9,232	*
Youku.com Inc., ADR	601	11,900	*
Total Internet Software & Services		99,298
IT Services — 2.9%
Accenture PLC, Class A Shares	307	20,695
Cognizant Technology Solutions Corp., Class A Shares	471	31,392	*
FleetCor Technologies Inc.	468	22,188	*
Total IT Services		74,275
Semiconductors & Semiconductor Equipment — 2.2%
Marvell Technology Group Ltd.	3,305	26,077

See Notes to Financial Statements.

14	Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Legg Mason Capital Management Disciplined Equity Research Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — continued
Micron Technology Inc.	2,000	$10,850	*
Xilinx Inc.	616	20,180
Total Semiconductors & Semiconductor Equipment		57,107
Software — 4.9%
Adobe Systems Inc.	1,036	35,224	*
CA Inc.	990	22,295
FleetMatics Group PLC	831	18,024	*
Microsoft Corp.	991	28,278
Red Hat Inc.	419	20,602	*
Workday Inc., Class A Shares	22	1,067	*
Total Software		125,490
Total Information Technology		531,372
Materials — 1.3%
Chemicals — 0.7%
Monsanto Co.	210	18,074
Metals & Mining — 0.6%
Freeport-McMoRan Copper & Gold Inc.	435	16,913
Total Materials		34,987
Utilities — 3.7%
Electric Utilities — 1.4%
American Electric Power Co. Inc.	458	20,353
ITC Holdings Corp.	217	17,278
Total Electric Utilities		37,631
Independent Power Producers & Energy Traders — 0.8%
Calpine Corp.	1,122	19,747	*
Multi-Utilities — 1.5%
Xcel Energy Inc.	1,402	39,607
Total Utilities		96,985
Total Investments before Short-Term Investments (Cost — $2,314,422)		2,544,527

See Notes to Financial Statements.

Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report	15

Legg Mason Capital Management Disciplined Equity Research Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.4%
Repurchase Agreements — 1.4%
Interest in $175,000,000 joint tri-party repurchase agreement dated 10/31/12 with RBS Securities Inc.; Proceeds at maturity — $35,000; (Fully collateralized by U.S. government agency obligations, 0.000% due 1/18/13; Market value — $35,700) (Cost — $35,000)	0.230%	11/1/12	$35,000	$35,000
Total Investments — 99.9% (Cost — $2,349,422#)				2,579,527
Other Assets in Excess of Liabilities — 0.1%				3,672
Total Net Assets — 100.0%				$2,583,199

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $2,359,133.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

16	Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report

Statement of assets and liabilities

October 31, 2012

Assets:
Investments, at value (Cost — $2,349,422)	$2,579,527
Cash	16,725
Receivable from investment manager	13,740
Dividends receivable	1,115
Prepaid expenses	35,799
Total Assets	2,646,906

Liabilities:
Payable for securities purchased	16,525
Service and/or distribution fees payable	32
Accrued expenses	47,150
Total Liabilities	63,707
Total Net Assets	$2,583,199

Net Assets:
Par value (Note 7)	$2
Paid-in capital in excess of par value	2,329,391
Undistributed net investment income	5,358
Accumulated net realized gain on investments and foreign currency transactions	18,343
Net unrealized appreciation on investments	230,105
Total Net Assets	$2,583,199

Shares Outstanding:
Class A	1,472
Class C	883
Class I	209,173

Net Asset Value:
Class A (and redemption price)	$12.21
Class C*	$12.15
Class I (and redemption price)	$12.21
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$12.95

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report	17

Statement of operations

For the Year Ended October 31, 2012

Investment Income:
Dividends	$50,036
Interest	28
Less: Foreign taxes withheld	(270)
Total Investment Income	49,794

Expenses:
Registration fees	50,136
Audit and tax	46,297
Trustees’ fees	38,812
Shareholder reports	19,311
Investment management fee (Note 2)	18,203
Fund accounting fees	15,748
Legal fees	13,803
Transfer agent fees (Note 5)	7,655
Custody fees	4,333
Insurance	409
Service and/or distribution fees (Notes 2 and 5)	149
Miscellaneous expenses	1,858
Total Expenses	216,714
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(189,263)
Net Expenses	27,451
Net Investment Income	22,343

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	33,025
Foreign currency transactions	(15)
Net Realized Gain	33,010
Change in Net Unrealized Appreciation (Depreciation) from Investments	187,992
Net Gain on Investments and Foreign Currency Transactions	221,002
Increase in Net Assets from Operations	$243,345

See Notes to Financial Statements.

18	Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2012	2011

Operations:
Net investment income	$22,343	$9,656
Net realized gain	33,010	68,613
Change in net unrealized appreciation (depreciation)	187,992	(137,515)
Increase (Decrease) in Net Assets From Operations	243,345	(59,246)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(18,000)	(12,500)
Net realized gains	(84,003)	(21,306)
Decrease in Net Assets From Distributions to Shareholders	(102,003)	(33,806)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	80,168	1,328,670
Reinvestment of distributions	76,746	31,090
Cost of shares repurchased	(313,502)	(296,737)
Increase (Decrease) in Net Assets From Fund Share Transactions	(156,588)	1,063,023
Increase (Decrease) in Net Assets	(15,246)	969,971

Net Assets:
Beginning of year	2,598,445	1,628,474
End of year*	$2,583,199	$2,598,445
* Includes undistributed net investment income of:	$5,358	$1,674

See Notes to Financial Statements.

Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2012	2011[2]

Net asset value, beginning of year	$11.59	$11.85

Income (loss) from operations:
Net investment income	0.07	0.02
Net realized and unrealized gain (loss)	0.98	(0.07)
Total income (loss) from operations	1.05	(0.05)

Less distributions from:
Net investment income	(0.05)	(0.06)
Net realized gains	(0.38)	(0.15)
Total distributions	(0.43)	(0.21)

Net asset value, end of year	$12.21	$11.59
Total return[3]	9.40%	(0.52)%

Net assets, end of year (000s)	$18	$16

Ratios to average net assets:
Gross expenses	8.90%	9.80%[4]
Net expenses[5,6,7]	1.30	1.30 [4]
Net investment income	0.61	0.14 [4]

Portfolio turnover rate	59%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 12, 2010 (inception date) to October 31, 2011.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expenses on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

20	Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2012	2011[2]

Net asset value, beginning of year	$11.56	$11.85

Income (loss) from operations:
Net investment loss	(0.02)	(0.07)
Net realized and unrealized gain (loss)	0.99	(0.07)
Total income (loss) from operations	0.97	(0.14)

Less distributions from:
Net realized gains	(0.38)	(0.15)
Total distributions	(0.38)	(0.15)

Net asset value, end of year	$12.15	$11.56
Total return[3]	8.65%	(1.24)%

Net assets, end of year (000s)	$11	$10

Ratios to average net assets:
Gross expenses	9.27%	11.26%[4]
Net expenses[5,6,7]	2.05	2.05 [4]
Net investment loss	(0.14)	(0.63) [4]

Portfolio turnover rate	59%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 12, 2010 (inception date) to October 31, 2011.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expenses on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares	2012[1]	2011[1]	2010[2]

Net asset value, beginning of year	$11.59	$11.67	$10.00

Income from operations:
Net investment income	0.10	0.05	0.03
Net realized and unrealized gain	0.98	0.11	1.64
Total income from operations	1.08	0.16	1.67

Less distributions from:
Net investment income	(0.08)	(0.09)	—
Net realized gains	(0.38)	(0.15)	—
Total distributions	(0.46)	(0.24)	—

Net asset value, end of year	$12.21	$11.59	$11.67
Total return[3]	9.67%	1.27%	16.70%

Net assets, end of year (000s)	$2,554	$2,572	$1,628

Ratios to average net assets:
Gross expenses	8.33%	9.46%	33.07%[4]
Net expenses[5,6,7]	1.05	1.05	1.05 [4]
Net investment income	0.86	0.40	1.18 [4]

Portfolio turnover rate	59%	85%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 30, 2010 (inception date) to October 31, 2010.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expenses on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

22	Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Capital Management Disciplined Equity Research Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party

Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report	23

pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

24	Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$2,544,527	—	—	$2,544,527
Short-term investments†	—	$35,000	—	35,000
Total investments	$2,544,527	$35,000	—	$2,579,527

†	See Schedule of Investments for additional detailed categorizations.

For the year ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2012, securities valued at $10,408 were transferred from Level 2 to Level 1 within the fair value hierarchy.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report	25

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

26	Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report

Notes to financial statements (cont’d)

(i) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(659)	$659

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, LLC (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report	27

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, LMCM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMCM and LMPFA are wholly owned subsidiaries and corporate affiliates of Legg Mason, Inc. (“Legg Mason”).

As a result of expense limitation arrangements between the Fund and LMCM, the ratio of expenses other than interest, brokerage commissions, dividend expenses on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 1.30%, 2.05% and 1.05%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the year ended October 31, 2012, fees waived and/or expenses reimbursed amounted to $189,263.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2012, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class I
Expires October 31, 2013	—	—	$124,750
Expires October 31, 2014	$1,304	$827	203,979
Expires October 31, 2015	1,331	758	187,174
Fee waivers/expense reimbursements subject to recapture	$2,635	$1,585	$515,903

For the year ended October 31, 2012, LMCM did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if shares are redeemed within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

28	Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report

Notes to financial statements (cont’d)

For the year ended October 31, 2012, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2012, there were no CDSCs paid to LMIS and its affiliates.

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,500,621
Sales	1,760,020

At October 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$351,922
Gross unrealized depreciation	(131,528)
Net unrealized appreciation	$220,394

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2012, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at an annual rate of 0.75% of the average net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$44	$108
Class C	105	26
Class I	—	7,521
Total	$149	$7,655

Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report	29

For the year ended October 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,331
Class C	758
Class I	187,174
Total	$189,263

6. Distributions to shareholders by class

	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Investment Income:
Class A	$75	$50	*
Class C	—	—
Class I	17,925	12,450
Total	$18,000	$12,500

Net Realized Gains:
Class A	$535	$127	*
Class C	323	127	*
Class I	83,145	21,052
Total	$84,003	$21,306

*	For the period November 12, 2010 (inception date) to October 31, 2011.

7. Shares of beneficial interest

At October 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares		Amount
Class A
Shares sold	—	—	1,404	*	$17,174	*
Shares issued on reinvestment	53	$602	15	*	177	*
Net increase	53	$602	1,419	*	$17,351	*

Class C
Shares sold	—	—	844	*	$10,000	*
Shares issued on reinvestment	29	$322	10	*	127	*
Net increase	29	$322	854	*	$10,127	*

30	Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report

Notes to financial statements (cont’d)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class I
Shares sold	7,002	$80,168	102,806	$1,301,496
Shares issued on reinvestment	6,781	75,822	2,509	30,786
Shares repurchased	(26,529)	(313,502)	(22,893)	(296,737)
Net increase (decrease)	(12,746)	$(157,512)	82,422	$1,035,545

*	For the period November 12, 2010 (inception date) to October 31, 2011.

8. Income tax information and distributions to shareholders.

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

	Ordinary Income
Record Date Payable Date	Class A	Class C	Class I
12/12/2012 12/13/2012	$0.090369	$0.003504	$0.120146
	Short-Term Capital Gains
Record Date Payable Date	Class A	Class C	Class I
12/12/2012 12/13/2012	$0.03952	$0.03952	$0.03952
	Long-Term Capital Gains
Record Date Payable Date	Class A	Class C	Class I
12/12/2012 12/13/2012	$1.15130	$1.15130	$1.15130

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$99,034	$33,806
Net long-term capital gains	2,969	—
Total taxable distributions	$102,003	$33,806

As of October 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$30,615
Undistributed long-term capital gains — net	20,092
Total undistributed earnings	$50,707
Other book/tax temporary differences(a)	(17,295)
Unrealized appreciation (depreciation)(b)	220,394
Total accumulated earnings (losses) — net	$253,806

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax basis adjustments.

Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report	31

9. Subsequent event

On November 16, 2012, the Fund’s Board of Trustees approved the liquidation and termination of the Fund. The Fund is expected to cease operations on or about December 21, 2012. Before that date, at the discretion of the Fund’s portfolio management, in preparation for the termination of the Fund, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective.

32	Legg Mason Capital Management Disciplined Equity Research Fund 2012 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Legg Mason Capital Management Disciplined Equity Research Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Capital Management Disciplined Equity Research Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at October 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As noted in Note 9, on November 16, 2012 the Board of Trustees approved the liquidation and termination of the fund on or about December 21, 2012.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 19, 2012

Legg Mason Capital Management Disciplined Equity Research Fund	33

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Capital Management Disciplined Equity Research Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	14
Other directorships held by Trustee during past five years	None
Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	14
Other directorships held by Trustee during past five years	None
Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	14
Other directorships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm): formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc (2007 to 2011).

34	Legg Mason Capital Management Disciplined Equity Research Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	14
Other directorships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other directorships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other directorships held by Trustee during past five years	Director of Technology Investment Capital Corp.

Legg Mason Capital Management Disciplined Equity Research Fund	35

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	14
Other directorships held by Trustee during past five years	None
Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	14
Other directorships held by Trustee during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

36	Legg Mason Capital Management Disciplined Equity Research Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee[3]
R. Jay Gerken Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Trust	Chairman, President and Trustee
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	157
Other directorships held by Trustee during past five years	None
Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Capital Management Disciplined Equity Research Fund	37

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Fund are elected to serve until their successors are elected and qualified. Trustees of the Fund serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Gerken is considered to be an interested person, as defined in the 1940 Act, of the Fund on the basis of his current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as his ownership of Legg Mason, Inc. stock.

38	Legg Mason Capital Management Disciplined Equity Research Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2012:

Record date:	12/8/2011	12/27/2011
Payable date:	12/9/2011	12/28/2011
Ordinary income:
Qualified dividend income for individuals	31.17%	62.25%
Dividends qualifying for the dividends received deduction for corporations	30.54%	61.90%
Long-Term Capital Gain Dividend	$0.010720	—

Please retain this information for your records.

Legg Mason Capital Management

Disciplined Equity Research Fund

Trustees

R. Jay Gerken

Chairman

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

Legg Mason Capital Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Disciplined Equity Research Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason Capital Management Disciplined Equity Research Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Disciplined Equity Research Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013045 12/12 SR12-1817

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2011 and October 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,648 in 2011 and $195,925 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $5,150 in 2011 and $4,250 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,000 in 2011 and $19,500 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in 2011 and $2,645 in 2012, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chairman and President
Legg Mason Global Asset Management Trust

Date:	December 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chairman and President
Legg Mason Global Asset Management Trust

Date:	December 27, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Global Asset Management Trust

Date:	December 27, 2012